Exhibit 99

                                                   Contact: Peter C. Castle, CFO
                                                             Phone: 813.286.8644
                                                          investor@netwolves.com

               NetWolves Reports Second Quarter Financial Results
                   Performance showing path to profitability

Tampa, FL February 17, 2004 NetWolves Corporation (NASDAQ: WOLV), a leading provider of single source managed network connectivity and security solutions, announced its financial results for the second quarter ended December 31, 2003.

The Company reported fiscal second quarter revenue of $6.0 million, which represents an increase of $0.7 million or 14% from the comparable quarter of fiscal 2003. For the six months ended December 31, 2003, the Company reported revenue of $12.0 million, which represents an increase of $1.9 million or 19% from the comparable period in the prior year. The Company reported a net loss for the six months ended December 31, 2003 of $1.8 million or ($.14) per share compared to a net loss of $3.0 million or ($.25) per share compared to the comparable period in the prior year. Approximately $1.2 million of the current period loss was attributable to non-cash items, including the issuance of stock and stock options to consultants who have been retained to seek strategic opportunities.

The Company affirms its estimate that revenue for fiscal 2004 should grow in excess of 25% over fiscal 2003, without significant increases in operating costs. This does not take into account possible additional revenue from strategic alliances.

Walter M. Groteke, Chairman and CEO of NetWolves Corporation, stated, "Based on the strengthened fundamentals of our company, we have made an approximate $0.7 million investment in new sales personnel and activities, which has positioned us for significant growth and for profitability in fiscal 2004. We expect future revenue to reflect our recent actions, including our previously announced agreement with NCR which we believe should assist us in closing several significant business opportunities."

About NetWolves Corporation

NetWolves Corporation provides high-performance network security solutions coupled with robust network management and communication services. NetWolves' products offer essential applications such as firewall, virtual private networks
(VPN), intrusion detection systems (IDS), content filtering, virus detection, congestion management, and intelligent failover. Additionally, the Company, through its Network Services division, provides network design, provisioning, monitoring, and management services. The marriage of these products and services positions NetWolves as a single-source solution provider for Fortune 1000 organizations looking to integrate their perimeter offices onto their global backbone network. Additionally, by replacing the multi-vendor approach with a single management, support, and billing infrastructure, companies can ensure a cost-effective and seamless integration of complex global enterprises.

NetWolves  is located at 4002  Eisenhower  Blvd.,  Tampa,  Florida  33634.  More
information   on   NetWolves'   products   and   services   can  be   found   at
http://www.netwolves.com or by calling toll free at 1-888- 638-9658.

Forward Looking Statements All statements other than statements of historical fact included herein, including without limitation statements regarding the Company's financial position and projections of estimated revenue, business strategy, and the plans and objectives of the Company's management for future operations, are forward looking statements. When used in this release, words such as "anticipate", "believes", "estimate", "expect", "should", "intend", "projects", "objective," and similar expressions, as they relate to the Company or its management, identify forward- looking statements. Such forward-looking statements are based on the beliefs of the Company's management, as well as assumptions made by and information currently available to the Company's management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to, business and economic conditions, marketing agreements with third parties, ability to raise additional funds, competitive factors, pricing

                             NetWolves Corporation
             4002 Eisenhower Blvd., Suite 101 Tampa, FL 33634-7511
                        P: 813.286.8644 F: 813.286.8744
                               www.NetWolves.com
pressure, capacity and supply constraints and the ability of our sales force to achieve revenue growth. Such statements reflect the views of the Company with respect to future events and are subject to these and other risks, uncertainties, and assumptions relating to the operations, results of operations, growth strategy and liquidity of the Company. Readers are cautioned not to place undue reliance on these forward-looking statements. The Company does not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect future events or circumstances or to reflect the occurrence of unanticipated events.

                     NETWOLVES CORPORATION AND SUBSIDIARIES

                      CONDENSED CONSOLIDATED BALANCE SHEETS

                                                                December 31,            June 30,
                                                                   2003                  2003
                                                            -------------------   ------------------
                                                                (Unaudited)
ASSETS

Current assets
     Cash and cash equivalents                              $        5,008,794    $        1,336,191
     Restricted cash                                                    25,435               297,701
     Accounts receivable, net                                        3,042,929             2,254,790
     Inventories                                                       106,436                89,598
     Prepaid expenses                                                  288,033               172,002
     Other current assets                                               21,841                 8,241
                                                            -------------------   ------------------
         Total current assets                                        8,493,468             4,158,523

                        Property and equipment, net                    467,119               578,192

Internally developed software, net                                      28,453                50,572

Identifiable intangible assets
Patent                                                                  47,649                47,649
Licenses                                                               203,000               203,000
Contractual customer relationships, net                              1,804,852             1,959,277
Computer billing software, net                                         662,043               756,043
                                                            -------------------   ------------------
         Total identifiable intangible assets                        2,717,544             2,965,969

Goodwill                                                             3,515,698             3,515,698

Other assets                                                            59,963                59,383
                                                            -------------------   ------------------
                                                            $       15,282,245    $       11,328,337
                                                            ==================    ==================

                             NetWolves Corporation
             4002 Eisenhower Blvd., Suite 101 Tampa, FL 33634-7511
                        P: 813.286.8644 F: 813.286.8744
                               www.NetWolves.com

                     NETWOLVES CORPORATION AND SUBSIDIARIES

                      CONDENSED CONSOLIDATED BALANCE SHEETS

(continued)                                                                       December 31,           June 30,
                                                                                      2003                  2003
                                                                              ------------------    ------------------
                                                                                   (Unaudited)
LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities
    Accounts payable and accrued expenses                                     $        4,137,333    $        4,160,073
    Dividends payable                                                                    607,141               453,179
    Accrued losses of discontinued operations                                            110,047               108,639
    Deferred revenue                                                                     148,288               423,625
    Advances from related parties                                                         -                    150,000
    Note payable                                                                          -                    120,000
                                                                              ------------------    ------------------
       Total current liabilities                                                       5,003,209             5,415,516

Deferred revenue                                                                          40,333                51,000

Accrued losses of discontinued operations                                                 74,056               128,886
                                                                              ------------------    ------------------
         Total liabilities                                                             5,117,598             5,595,402
                                                                              ------------------    ------------------
Minority interest                                                                        275,139               275,734
                                                                              ------------------    ------------------
Commitment and contingencies

Shareholders' equity
    Series A Preferred stock, $.0033 par value; $7,571,404 liquidation preference; 1,000,000 shares authorized on December 31, 2003 and June
      30, 2003; 242,237 and 250,976 shares issued and outstanding on
      December 31, 2003 and June 30, 2003, respectively                                2,664,014             2,819,876
    Series B Preferred stock, $.0033 par value; $9,987,462 liquidation preference; 500,000 authorized on December 31, 2003 and June 30,
      2003; 290,963 shares issued and outstanding on December 31, 2003 and
      June 30, 2003, respectively                                                      3,055,770             3,055,770

    Series C Preferred stock, $.0033 par value; $9,930,784 liquidation preference; 100,000 shares authorized on December 31, 2003 and June
      30, 2003; 80,812 and 2,850 shares issued and outstanding on December
      31, 2003 and June 30, 2003, respectively                                         3,384,091               135,701
    Preferred stock, $.0033 par value; 400,000 shares authorized on
      December 31, 2003 and June 30, 2003; no shares issued and outstanding
      on December 31, 2003 and June 30, 2003                                               -                     -
    Common stock, $.0033 par value; 50,000,000 shares authorized on
      December 31, 2003 and June 30, 2003; 18,300,991 and 15,847,119 shares issued and outstanding on December 31, 2003 and June 30, 2003,
      respectively                                                                        60,393                52,296
     Additional paid-in capital                                                       73,731,309            69,520,368
     Unamortized value of equity compensation                                         (1,196,934)             (104,758)
     Accumulated deficit                                                             (71,809,140)          (70,022,052)
                                                                              ------------------    ------------------
       Total shareholders' equity                                                      9,889,508             5,457,201
                                                                              ------------------    ------------------
                                                                              $       15,282,245    $       11,328,337
                                                                              ==================    ==================


                             NetWolves Corporation
             4002 Eisenhower Blvd., Suite 101 Tampa, FL 33634-7511
                        P: 813.286.8644 F: 813.286.8744
                               www.NetWolves.com

                     NETWOLVES CORPORATION AND SUBSIDIARIES

                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (Unaudited)

                                            For the three months ended                  For the six months ended
                                                   December 31,                                 December 31,
                                     ------------------------------------------ ----------------------------------------
                                             2003                    2002               2003                   2002
                                     -------------------  --------------------  -------------------   ------------------
 Revenue
     Technology                      $           365,599  $            214,082  $         933,545     $          401,778
    Network Services                           5,637,542             5,046,155         11,071,142              9,683,209
                                     -------------------  --------------------  -------------------   ------------------
                                               6,003,141             5,260,237         12,004,687             10,084,987
                                     -------------------  --------------------  -------------------   ------------------
 Cost of revenue
    Technology                                   229,567               155,441            590,961                265,338
    Network Services                           3,587,571             3,359,345          7,184,588              6,465,113
                                     -------------------  --------------------  -------------------   ------------------
                                               3,817,138             3,514,786          7,775,549              6,730,451
                                     -------------------  --------------------  -------------------   ------------------

 Gross profit                                  2,186,003             1,745,451          4,229,138              3,354,536
                                     -------------------  --------------------  -------------------   ------------------

Operating expenses
    General and administrative                 1,657,277             1,922,479          3,303,393              3,626,756
    Engineering and development                  272,320               403,929            525,719                852,903
    Sales and marketing                        1,097,768               797,238          2,135,485              1,483,591
                                     -------------------  --------------------  -------------------   ------------------
                                               3,027,365             3,123,646          5,964,597              5,963,260
                                     -------------------  --------------------  -------------------   ------------------

 Loss before other income                       (841,362)           (1,378,195)        (1,735,459)            (2,608,714)

 Other income (expense)
    Investment income                              1,705                 3,790              3,096                  5,336
    Gain on extinguishment of debt                17,400                  -                17,400                   -
    Realized loss on sale of
      marketable securities                         -                     -                  -                  (115,201)
    Minority interest                                288                   523                595                    752
    Interest expense                                -                   (65,987)              -                 (127,755)
                                     -------------------  --------------------  -------------------   ------------------
Loss before income taxes                        (821,969)            (1,439,869)       (1,714,368)            (2,845,582)

Provision for income taxes                        40,720                  -                72,720                   -
                                     -------------------  --------------------  -------------------   ------------------
Net loss from continuing operations            (862,689)            (1,439,869)        (1,787,088)            (2,845,582)

 Discontinued business
    Loss on disposal of
      discontinued operations                       -                    -                   -                   117,091
                                     -------------------  --------------------  -------------------   ------------------
 Net loss                            $         (862,689)  $        (1,439,869)  $      (1,787,088)    $       (2,962,673)
                                     ===================  ====================  ==================    ==================

                             NetWolves Corporation
             4002 Eisenhower Blvd., Suite 101 Tampa, FL 33634-7511
                        P: 813.286.8644 F: 813.286.8744
                               www.NetWolves.com

[GRAPHIC OMITTED][GRAPHIC OMITTED]

                     NETWOLVES CORPORATION AND SUBSIDIARIES

                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (Unaudited)

 (continued)                                         For the three months ended    For the six months ended
                                                            December 31,                  December 31,
                                                   ----------------------------  ----------------------------


                                                         2003           2002           2003           2002
                                                   -------------    -----------   -----------    ------------

 Basic and diluted net loss per share

 Net loss                                          $   (862,689)   $ (1,439,869)  $ (1,787,088)  $ (2,962,673)

    Beneficial conversion on preferred stock             (8,422)        (35,379)       (89,139)       (35,379)
    Dividends on preferred stock                       (332,101)        (85,689)      (532,113)      (142,822)
                                                   -------------    -----------   -------------  ------------

Net loss available to common  shareholders         $ (1,203,212)   $ (1,560,937)  $ (2,408,340)  $ (3,140,874)
                                                   =============   =============  =============  =============

Basic and diluted net loss per share

    Loss from continuing operations                $       (.07)   $       (.12)  $       (.14)  $       (.24)
    Loss from discontinued operations
                                                              -               -              -           (.01)
                                                   -------------    -----------   ------------    -----------
                                                   $       (.07)   $       (.12)  $       (.14)  $       (.25)
                                                   =============   =============  =============  =============
 Weighted average common shares
    outstanding, basic and diluted                   17,838,160      12,607,119      16,842,638     12,607,119
                                                   =============   =============  =============  =============

                              NetWolves Corporation
              4002 Eisenhower Blvd., Suite 101 Tampa, FL 33634-7511
                         P: 813.286.8644 F: 813.286.8744
                                www.NetWolves.com